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                                  EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8 File No. 333-69633) of Convergys Corporation of our report dated June 21, 2002 with respect to the financial statements and schedule of the Convergys Corporation Retirement and Savings Plan included in the Annual Report (Form 11-K) for the year ended December 31, 2001.


                                                           /s/ Ernst & Young LLP

Cincinnati, Ohio
June 21, 2002